Exhibit 99.1

TPG to Acquire Peppertree Capital Management

Strategic Transaction Drives Continued Diversification of TPG with Further Expansion into Digital Infrastructure

Peppertree to Benefit from TPG’s Scale, Relationships, and Deep Adjacent Internet and Communications Expertise

San Francisco; Fort Worth, Texas & Chagrin Falls, Ohio – May 6, 2025 – TPG Inc. (NASDAQ: TPG), a leading global alternative asset management firm, and Peppertree Capital Management, Inc. (“Peppertree”), a leading specialized digital infrastructure investment firm with a focus on wireless communications towers, today announced that they have entered into a definitive agreement under which TPG will acquire Peppertree in a cash and equity transaction estimated to include up to $242 million in cash and up to $418 million1 in equity, payable at closing, in each case, subject to certain adjustments. The transaction also includes earnouts based on Peppertree’s future performance valued at up to $300 million.

Founded in 2004 and with $7.7 billion in assets under management, Peppertree invests in wireless communications towers and related critical communication infrastructure assets to address evolving network and data demand worldwide. Peppertree has made more than 175 investments through ten flagship funds, supporting the construction and acquisition of more than 10,000 wireless communication infrastructure assets as a preferred capital source to developers. As a strategic partner to tower developers, Peppertree is well-positioned to identify new tower development and expansion opportunities across key markets and adjacent network-related assets, including spectrum licenses, fiber networks, distributed antenna systems, small cells, and ground and rooftop rights. The firm has achieved significant growth since inception, while maintaining strong performance and significant fundraising momentum through various market cycles.

Peppertree Co-Presidents Howard Mandel and Ryan Lepene will continue to lead Peppertree’s investing strategy, with additional support from TPG, alongside Peppertree’s existing team of experienced investment and operational professionals.

Upon the close of the transaction, Peppertree will provide TPG immediate scale in wireless communications tower and network infrastructure development, a core subset of the growing digital infrastructure sector. This scale is expected to be highly complementary to TPG’s existing cross-platform leadership in the Internet, Digital Media & Communications (IDMC) sector. TPG and Peppertree have a combined AUM of $253.6 billion on an as adjusted basis, and the transaction is expected to be immediately accretive to TPG’s fee-related earnings and after-tax distributable earnings per share upon closing.

“With its deep industry expertise, talented team, and portfolio of high-quality assets, Peppertree represents TPG’s further expansion into the digital infrastructure space, where we see significant potential to grow our capabilities over time,” said Jon Winkelried, Chief Executive Officer of TPG. “This transaction underscores our continued focus on strategic growth into new segments of alternative asset management where we have a competitive advantage, creating new investment opportunities for our clients and driving value for our shareholders. The Peppertree team shares our commitment to entrepreneurship, innovation, and investing excellence, and we look forward to welcoming them to TPG at an exciting time for our firm.”

“Over the last two decades, Peppertree has built deep relationships with our portfolio companies and investors, helping them effectively navigate the evolving wireless network landscape and respond to surging data demand. Joining TPG’s global alternatives platform will provide us with the additional scale and resources needed to capitalize on significant opportunities across the markets we operate in,” said Peppertree Co-Presidents Mandel and Lepene. “We look forward to joining TPG’s world-class team and continuing to invest in high-quality digital infrastructure assets, while delivering meaningful value for our investors and development partners, and growth opportunities for our employees.”

David Trujillo and John Flynn, Partners at TPG, added, “Our increasingly connected world requires wireless networks and supportive communication infrastructure capable of delivering fast, reliable, and secure data transmission. Peppertree’s track record of investing in high-quality wireless communications towers and critical digital infrastructure assets, combined with TPG’s thematic investing approach and legacy of scaling innovative internet and communications companies, positions us to leverage our collective insights and expertise to build high-quality, growing digital infrastructure-related businesses.”

Approvals and Closing

The transaction is subject to customary closing conditions. The transaction was approved by the TPG Board of Directors and is expected to close in Q3 2025.

Advisors

BofA Securities, Goldman Sachs, Houlihan Lokey, and Campbell Lutyens acted as financial advisors to TPG, and Weil, Gotshal & Manges LLP served as TPG’s transaction counsel. Evercore acted as financial advisor to Peppertree, and Kirkland & Ellis LLP served as Peppertree’s transaction counsel.

Investor Presentation

An investor presentation regarding the transaction is available on the Investor Relations section of TPG’s website at shareholders.TPG.com.

Conference Call Information

TPG will host a conference call and live webcast on May 7, 2025, at 11:00 AM ET to discuss first quarter financial results, as well as details about this transaction. The conference call may be accessed by dialing (800) 245-3047 (US toll-free) or (203) 518-9765 (international), using the conference ID TPGQ125. The number should be dialed at least ten minutes prior to the start of the call. A simultaneous webcast will also be available and can be accessed through the Investor Relations section of TPG’s website at shareholders.tpg.com. A webcast replay will be made available on the Events page in the Investor Relations section of TPG’s website.

Forward-Looking Statements

This announcement may contain forward-looking statements based on TPG’s beliefs and assumptions and on information currently available to TPG. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements TPG makes regarding the outlook for our and/or Peppertree’s future business and financial performance, estimated operational metrics, business strategy, and plans and objectives of management for future operations, including, among other things, statements regarding the expected closing and terms of the acquisition.

Forward-looking statements are based on TPG’s current expectations and assumptions regarding its and/or Peppertree’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. As a result, TPG’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the inability to complete and recognize the anticipated benefits of the transaction on the anticipated timeline or at all; purchase price adjustments; unexpected costs related to the transaction and the integration of the Peppertree business and operations; TPG’s ability to manage growth and execute its business plan; and regional, national, or global political, economic, business, competitive, market, and regulatory conditions and uncertainties, among various other risks. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on February 18, 2025 and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov.

For the reasons described above, TPG cautions you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this announcement and related public filings. Any forward-looking statement made by TPG in this announcement speaks only as of the date on which TPG makes it. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for TPG to predict all of them. TPG undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of the Company or its management as of any date subsequent to the date of the document.

This announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities or an offer of any TPG fund.

About TPG

TPG is a leading global alternative asset management firm, founded in San Francisco in 1992, with $246 billion of assets under management and investment and operational teams around the world. TPG invests across a broadly diversified set of strategies, including private equity, impact, credit, real estate, and market solutions, and our unique strategy is driven by collaboration, innovation, and inclusion. Our teams combine deep product and sector experience with broad capabilities and expertise to develop differentiated insights and add value for our fund investors, portfolio companies, management teams, and communities. For more information, visit www.tpg.com.

About Peppertree Capital Management, Inc.

Peppertree Capital Management, Inc. is a leading specialized digital infrastructure investment firm founded in Chagrin Falls, Ohio in 2004. The firm is focused on making investments in growing communication infrastructure assets, primarily wireless communications towers. Peppertree has $7.7 billion in assets under management and has made more than 175 investments through ten flagship funds. For more information, visit www.peppertreecapital.com.

Note: All Asset Under Management (AUM) figures as of December 31, 2024.

1Based on TPG Inc.’s share price as of May 2, 2025

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